Tactical Advantage ETF
Schedule of Investments
June 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.1%	Shares	Value
Communication Services Select Sector SPDR Fund	24,443	$2,652,799
Defiance Quantum ETF	14,289	1,311,945
Fidelity MSCI Energy Index ETF	54,669	1,281,988
Financial Select Sector SPDR Fund	49,537	2,594,253
First Trust NASDAQ Cybersecurity ETF	17,282	1,306,174
Health Care Select Sector SPDR Fund	18,942	2,553,192
iShares 0-3 Month Treasury Bond ETF	25,722	2,589,948
iShares Convertible Bond ETF	14,382	1,295,818
iShares Core U.S. Aggregate Bond ETF	13,008	1,290,394
Industrial Select Sector SPDR Fund	8,862	1,307,322
SPDR Gold MiniShares Trust (a)	14,137	926,256
Technology Select Sector SPDR Fund	10,398	2,633,086
Vanguard Growth ETF	5,926	2,597,958
Vanguard Mid-Cap Growth ETF	9,231	2,625,204
Vanguard Mid-Cap Value ETF	7,851	1,291,175
Vanguard S&P 500 ETF	2,330	1,323,510
Vanguard Value ETF	14,622	2,584,292
TOTAL EXCHANGE TRADED FUNDS (Cost $31,580,896)		32,165,314

SHORT-TERM INVESTMENTS - 0.7%
Money Market Funds - 0.7%
First American Government Obligations Fund - Class X, 4.25% (b)	224,288	224,288
TOTAL SHORT-TERM INVESTMENTS (Cost $224,288)		224,288

TOTAL INVESTMENTS - 99.8% (Cost $31,805,184)		32,389,602
Other Assets in Excess of Liabilities - 0.2%		70,156
TOTAL NET ASSETS - 100.0%		$32,459,758
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Tactical Advantage ETF (the “Fund”) has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total

Investments:
Exchange Traded Funds	$32,165,314	$—	$—	$32,165,314
Money Market Funds	224,288	—	—	224,288
Total Investments	$32,389,602	$—	$—	$32,389,602

Refer to the Schedule of Investments for further disaggregation of investment categories.